Exhibit 13.1

                                  QUINENCO S.A.
              SECTION 906 CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Francisco Perez Mackenna, the Chief Executive Officer of Quinenco S.A. (the "Company"), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1. the Company's annual report on Form 20-F for the year ended December 31, 2003, to which this statement is filed as an exhibit (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 29, 2004

                                         /s/ Francisco Perez Mackenna
                                         ----------------------------
                                         Francisco Perez Mackenna
                                         Chief Executive Officer